SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2003


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         0-26372                                               82-0429727
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       (Commission                                           (IRS Employer
       File Number)                                          Identification No.)


            349 Oyster Point Boulevard, Suite 200
                 South San Francisco, CA                         94080
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           (Address of principal executive offices)            (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS.

         Cellegy Pharmaceuticals, Inc. (the "Company") and K. Michael Forrest, its Chairman, President and Chief Executive Officer, have entered into a new employment agreement dated May 21, 2003. The Company and Mr. Forrest had previously entered into an employment agreement dated November 20, 1996. The term of that agreement expired December 31, 2002, and the new agreement is effective as of January 1, 2003.

         The new agreement has an initial term of three years and will be renewed for up to two successive one-year terms unless either party elects to terminate the agreement. The agreement provides for a base compensation rate of $380,000 per year, issuance as a bonus of 82,487 shares of common stock under the Company's 1995 Equity Incentive Plan, and eligibility to participate in incentive compensation or bonus programs that the board of directors may establish from time to time. The agreement provides for severance compensation (ranging from 18 to 24 months of salary and bonus, and certain other payments), continuation of insurance benefits, and continuation of the period within which to exercise options in certain circumstances including termination of employment other than for cause or in connection with a change of control transaction (as such terms are defined in the agreement). The agreement also provides for continuation of medical and health insurance for Mr. Forrest until he reaches age 65 in certain circumstances. The agreement also provides for accelerated vesting of options in connection with a change of control transaction. The Company may condition payment of such benefits upon receipt of a general release of claims in form reasonably satisfactory to the Company.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.
                 None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  May 22, 2003                        CELLEGY PHARMACEUTICALS, INC.

                                           By: /s/ A. Richard Juelis
                                           -------------------------
                                               A. Richard Juelis
                                               Vice President, Finance and
                                               Chief Financial Officer